Exhibit 99.3

Investor Presentation July 2019

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This includes, without limitation, financial guidance and projections and statements with respect to expectations of our future financial condition, results of operations, cash flows, plans, targets, goals, objectives, performance, growth potential, competitive position and business; investment opportunity in the Company; the opportunity for additional domestic and foreign locations and licensees and territories; target returns for new restaurant openings; performance of international licensed locations; the planned acquisitions of North Italia and FRC, including anticipated run-rate revenues and other metrics at the time of closing of the transactions, FRC as an incubation engine, steady-state restaurant level margins and anticipated unit growth roadmap; and the Company’s long-term financial objectives and returns to shareholders. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. These forward-looking statements also may be affected by factors outside of our control including: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements to acquire North Italia and FRC; the possibility that various closing conditions for the acquisitions of North Italia and FRC may not be satisfied or waived; the possibility of a failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; the failure of the acquisitions to close for any other reason; the amount of fees and expenses related to the acquisitions; the failure to realize the anticipated benefits of the acquisitions; economic and political conditions that impact consumer confidence and spending; impact of recently enacted tax reform; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of the North Italia, Flower Child, Social Monk Asian Kitchen and other concepts; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in unemployment rates; changes in laws impacting our business; including increases in minimum wages and benefit costs the economic health of our landlords and other tenants in retail centers in which our restaurants are located; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to us; adverse weather conditions in regions in which our restaurants are located; factors that are under the control of government agencies, landlords and other third parties; the risk, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov. Safe Harbor Statement 2

Highly differentiated concepts delivering a unique guest experience Accelerated and diversified growth drivers Sustained track record of consistent financial performance Robust cash flow to support growth and maximize shareholder value A Compelling Investment Opportunity 3

Current Environment – Consumer Trends Current Environment – Consumer & Industry Trends 4

What Always Remains the Same “Consumers don't just want to eat, they want to experience something memorable.” – NPD Group “Food quality is the most important factor in selecting a restaurant to visit.” – Alix Partners 2018 Survey 5 “Superior service and ambiance grow guest counts for top performing restaurant brands.” – TDn2K

What’s Evolving More Discerning Guests Desire for Value – “Deal Economy” Need for Convenience Labor Force Trends & Availability Retail Trends Power of Social Media 6

We Are Well-Positioned 7

The Cheesecake Factory - Global Footprint 8 High quality, high profile locations worldwide Company-Owned: 202 Toronto International - Licensed Middle East: 15 China, Including Hong Kong: 3 Mexico: 4 Mexico City (2) Guadalajara Saudi Arabia (3) UAE (5) Kuwait (3) Qatar (3) Bahrain (1) Shanghai Hong Kong Beijing Monterrey

Breadth of Menu & Innovation Ambiance, Service and Hospitality The Cheesecake Factory - A Highly Differentiated Concept Best-in-Class Operational Execution Integrated Bakery 9

Breadth of Menu & Innovation are Key Competitive Advantages 250 Menu Items - Made Fresh, From Scratch 10

Dining With Us Is an Experience Ambiance, Service and Hospitality Drive Sales 11

Integrated Bakery – The “Cheesecake” Magic Produces over 70 cheesecakes and other baked desserts Enables creativity, quality control and supply chain efficiencies Industry-Leading Dessert Sales 16% 12

Cult Status & Strong Consumer Engagement 750K followers 5M+ fans 370K followers Millions of Viewers A division of Vice Media LLC 13

Broad Consumer Demographic and Appeal With a Moderate Average Check Highest Unit Volumes ($ in millions) Source: Latest SEC filings and company presentations #2 Top Large Chain #1 Food Quality 14 $10.7 $8.3 $8.3 $5.5 $5.2 $4.8 $3.6 $3.4 $3.0 $2.9 Maggianos Yard House BJ's Texas Roadhouse Olive Garden Outback LongHorn Bonefish Carrabbas $33 $28 $27 $23 $23 $23 $22 $19 $17 $16 Yard House Maggianos Bonefish Carrabbas Outback LongHorn Olive Garden Texas Roadhouse BJ's

To Go Sales (% of Total Revenue) Leveraging This Differentiation in the Off-Premise Channel ~$1.5 million per restaurant New Takeout Packaging 15 9% 12% 14% 5% 7% 9% 11% 13% 15% 2013 2017 2018

Increasing Unaided Awareness to Drive Comparable Sales Growth 16 Attain Top of Mind Status

Capitalizing on the Power of the Brand The Cheesecake Factory At Home® 17

Best-in-Class Operational Execution Has Driven Our Success Guest Experience Efficiencies Labor Productivity Retention Cost Management Forecasting 18

Supported by Our Tenured Teams Who Execute Our Complex Concept Everyday Average Tenure by Position 30 years 21 years 19 years 17 years 12 years 13 years Senior VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers 19 “What we found is that food and beverage innovation is table stakes; you need to do it, but it’s not sustainable,” The ironclad correlation with success? “It was GM retention.” – Wally Doolin, TDn2K

Being A Great Place to Work 20 From FORTUNE. ©2019 Fortune Media IP Limited. FORTUNE 100 Best Companies to Work For is a trademark of Fortune Media IP Limited and is used under license. FORTUNE and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, Licensee.

We Raise the Bar 21 Best-in-class training Culture of fun Industry-leading benefits Drives Industry-Leading Retention Recognition Commitment to our communities, charitable giving and a sustainable future 21

Looking Ahead - Diversified Growth Drivers 22 22

An Experiential Dining Category Leader 23 Culinary forward. First class hospitality. Concepts like no other.

The Cheesecake Factory – Returns-Focused Growth Opportunity for 300 Domestic & 8 - 10 Canadian Locations Over Time Average Unit Economics* ($ millions) Sales $10.7 Restaurant-Level Margin % ~18% Cash Capex Investment $8+ Cash-on-Cash Return 20% - 25% * Illustrative example of target returns for new restaurant openings. Philadelphia 24

The Cheesecake Factory – Expanding International Licensed Presence Continued expansion within current geographies Potential for additional geographies with current licensees Opportunity to add licensees and territories +1¢ Per Restaurant in EPS, on Average $0 Capital Expenditure Shanghai 25

Turning a Modern Lens on Italian Cooking in the Upscale Casual Segment 26 All dishes handmade from scratch daily Team of passionate and dedicated people who deliver the perfect handcrafted experience Serving lunch, dinner, weekend brunch & weekday happy hour 30%+ alcohol mix Strong private dining business 20 locations in 9 states & Washington D.C.

Significant Accretive Growth Opportunity Potential for 200 Domestic Locations Over Time 27 Run-Rate Revenues ~$150 million FY18 Comparable Sales +5% # of Restaurants 20 Average Check $25 - $30 Preopening $/unit ~$0.8 - $0.9 million Maintenance capex (% of Total North Sales) ~1% Note: Run-rate revenues anticipated at the close of the transaction.

Fox Restaurant Concepts Will Serve as an Incubation Engine Innovating Concepts of the Future 28

Run-Rate Revenues ~$250 million # of Restaurants 45 Square Footage 3,500 – 15,000 Geographies 7 states & Washington D.C. Segments Fast Casual, Upscale Casual & Eatertainment Preopening % of AUV 12% Maintenance Capex (% of Total FRC Sales) 1% 29 Fox Restaurant Concepts At a Glance Note: Run-rate revenues anticipated at the close of the transaction.

30 New Unit Targets Sales ~$7 million ~$1,000/sq. ft. Restaurant-Level Margin % ~18% - 20% ~16% - 18% Cash Capex Investment $3 - $3.5 million $500/sq. ft. Cash-on-Cash Return 35%+ 25% - 30% Sales/Investment Ratio 2:1 2:1 Attractive Unit Economics Note: Steady-state restaurant-level margin typically reached by year three of operations.

The Future CAKE

- Multi-concept with segment, price point, occasion, real estate and labor model diversification
- Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise

Anticipated Unit Growth Roadmap

	The Cheesecake Factory	NORTH ITALIA	FRC
Target Size (sq. ft.)	7,500 – 10,000	5,000 - 6,500	3,500 – 15,000
Average Unit Volume	$10.7 million	~$7 million	Avg. $5+ million
Annual Unit Growth	~3%	~20%+	~20%
Top-Line Unit Growth Contribution	~3%	~2%	~2%

The Cheesecake Factory 31

13% - 14% Total Return to Shareholders, on Average (EPS + Dividend) 32 All Supports Our Long-Term Financial Objective Targeted Total Return to Shareholders Revenue Growth ~8% Capital Return ~5.5% Dividend ~2.5% Share Repurchases ~1.5% Debt Repayment ~1.5%

Track Record of Consistent Financial Performance 33

Continuing to Outperform the Industry 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Knapp-Track Index Comparable Sales - Historical 2-year Stack 34 4.0% 4.2% 3.3% 2.6% 4.1% 3.8% 0.4% 0.9% 2.9% 1.0% 2.0% (0.9)% (1.6)% 0.8% (0.4)% (2.2)% 0.5% 1.2%

Leveraged Sales and Managed Costs to Support Profitability Adjusted Earnings Per Share* *Please see Appendix for GAAP to non-GAAP reconciliations. 35 $1.42 $1.64 $1.88 $2.10 $1.97 $2.37 $2.83 $2.60 $2.43 2010 2011 2012 2013 2014 2015 2016 2017 2018

Our Restaurants Generate Significant Cash Flow Free Cash Flow and Strong Balance Sheet Provide Significant Financial Flexibility Free cash flow defined as cash flow from operations less capital expenditures/investments. Please see Appendix for GAAP to non-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years. ($ millions) 36 $128 $120 $112 $107 $135 $94 $158 $100 $163 2010 2011 2012 2013 2014 2015 2016 2017 2018

Effective Capital Allocation Supports Our Financial Objectives $1+ Billion in Share Repurchases Reducing WASO 3% Per Year Committed to Supporting the Dividend ($ millions) 37 $42 $77 $86 $106 $114 $154 $158 $139 $128 $52 $172 $101 $184 $141 $109 $146 $123 $109 $13 $27 $30 $36 $42 $50 $56 60,446 46,215 2010 2011 2012 2013 2014 2015 2016 2017 2018 Capex / Investment Share Repurchases Dividend WASO

Disciplined, Returns-Focused Growth Has Paid Off Return on Invested Capital (ROIC) ROIC = NOPAT / Average invested capital NOPAT = Income from operations excluding non-recurring expenses (-) income tax provision Invested Capital = Total assets (-) current liabilities (-) cash and cash equivalents 38 *Please see Appendix for GAAP to non-GAAP reconciliations. 12% 13% 14% 15% 13% 15% 17% 15% 14% 2010 2011 2012 2013 2014 2015 2016 2017 2018

Highly differentiated concepts delivering a unique guest experience Accelerated and diversified growth drivers Sustained track record of consistent financial performance Robust cash flow to support growth and maximize shareholder value A Compelling Investment Opportunity 39

Appendix

Non-GAAP Reconciliations In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. 41

Non-GAAP Reconciliation

The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures
($ in thousands, except per share data)

	Fiscal Year								
	2010	2011	2012	2013	2014	2015	2016	2017	2018
Net Income (GAAP)	$ 81,713	$ 95,720	$ 98,423	$ 114,356	$ 101,276	$ 116,523	$ 139,494	$ 157,392	$ 99,035
After-tax impact from:									
- Impairment of assets and lease terminations [(1)]	-	928	5,722	(337)	418	3,607	68	6,206	13,217
- Partial IRS settlement [(2)]	-	(1,506)	-	-	-	-	-	-	-
- Unwinding of interest rate collars [(3)]	4,425	-	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract [(4)]	-	-	(419)	-	-	-	-	-	-
- Deferred tax revaluation [(5)]	-	-	-	-	-	-	-	(38,525)	-
Adjusted net income (non-GAAP)	$ 86,138	$ 95,142	$ 103,726	$ 114,019	$ 101,694	$ 120,130	$ 139,562	$ 125,073	$ 112,252
Diluted net income per share (GAAP)	$ 1.35	$ 1.64	$ 1.78	$ 2.10	$ 1.96	$ 2.30	$ 2.83	$ 3.27	$ 2.14
After-tax impact from:									
- Impairment of assets and lease terminations	-	0.02	0.11	(0.01)	0.01	0.07	0.00	0.13	0.29
- Partial IRS settlement	-	(0.03)	-	-	-	-	-	-	-
- Unwinding of interest rate collars	0.07	-	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract	-	-	(0.01)	-	-	-	-	-	-
- Deferred tax revaluation	-	-	-	-	-	-	-	(0.80)	-
Adjusted diluted net income per share (non-GAAP) [(6)]	$ 1.42	$ 1.64	$ 1.88	$ 2.10	$ 1.97	$ 2.37	$ 2.83	$ 2.60	$ 2.43

(1) The pre-tax amounts associated with these items in fiscal 2011, 2012, 2013, 2014, 2015, 2016, 2017 and 2018 were $1,547, $9,536, $(561), $696, $6,011, $114, $10,343 and $17,861, respectively, and were recorded in impairment of assets and lease terminations.
(2) The pre-tax amounts associated with this item were $719 and $1,075 and were recorded in interest and other (expense)/income, net and income tax provision, respectively.
(3) The pre-tax amount associated with this item was $7,376 and was recorded in interest expense.
(4) This item is non-taxable and is recorded in interest and other (expense)/income, net.
(5) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017.
(6) Adjusted diluted net income per share may not add due to rounding.

The Cheesecake Factory 42

Non-GAAP Reconciliation (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011 and 2010 have been adjusted to conform to the current year presentation. 43 2010 2011 2012 2013 2014 2015 2016 2017 2018 Cash flow from operations (1) 170 $ 197 $ 198 $ 213 $ 249 $ 248 $ 316 $ 239 $ 291 $ Capital expenditures / investments 42 77 86 106 114 154 158 139 128 Free cash flow 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 $ 163 $ Fiscal Year The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions)

Non-GAAP Reconciliation

The Cheesecake Factory Incorporated
Reconciliation of Non-GAAP Financial Measures
($ in millions)

	Fiscal Year									
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Operating income	$ 73.7	$ 128.2	$ 133.5	$ 138.7	$ 161.0	$ 144.7	$ 165.2	$ 201.0	$ 152.8	$ 118.9
Impairment	26.5	-	1.5	9.5	(0.6)	0.7	6.0	0.1	10.4	17.9
Less: Estimated income tax expense (1)	16.5	33.8	35.0	39.3	43.1	39.1	46.1	54.9	30.7	10.7
Net operating profit after taxes (NOPAT) (2)	$ 83.7	$ 94.4	$ 100.0	$ 109.0	$ 117.2	$ 106.3	$ 125.2	$ 146.2	$ 132.5	$ 126.1
Total assets	$ 1,046.8	$ 1,037.3	$ 1,022.6	$1,092.2	$1,124.1	$1,161.4	$1,233.3	$1,293.3	$ 1,333.1	$ 1,314.1
Less: Current liabilities	200.5	202.7	223.2	253.0	264.2	322.0	350.2	376.5	398.0	416.5
Less: Cash and cash equivalents	73.7	81.6	48.2	83.6	61.8	58.0	43.9	53.8	6.0	26.6
Capital Invested (2)	$ 772.6	$ 753.0	$ 751.1	$ 755.5	$ 798.1	$ 781.3	$ 839.3	$ 863.0	$ 929.1	$ 871.1
Average invested capital (3)		$ 762.8	$ 752.0	$ 753.3	$ 776.8	$ 789.7	$ 810.3	$ 851.1	$ 896.0	$ 900.1
Return on invested capital (ROIC) (4)		12%	13%	14%	15%	13%	15%	17%	15%	14%

(1) Effective tax rates for 2009 through 2018 were 16.5%, 26.4%, 25.9%, 26.5%, 26.9%, 26.9%, 26.9%, 27.3%, 18.8% and 7.8% respectively. The 2017 effective tax rate excludes the one-time favorable benefit of the Tax Cuts and Jobs Act on our deferred taxes.
(2) May not add due to rounding
(3) Average invested capital = average of capital invested at the end of the period and capital invested twelve months prior
(4) ROIC = NOPAT / Average invested capital

The Cheesecake Factory 44